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                                                                  Exhibit 10.7.2

                                 AMENDMENT NO. 1

                                       TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

        AMENDMENT NO. 1 TO INTERCARRIER ROAMER SERVICE AGREEMENT ("Amendment") dated as of November 13, 2000, by and between AT&T Wireless Services, Inc., on behalf of itself and its Affiliates listed on Schedule 1 to the IRSA (as hereinafter defined) (individually and collectively, "AT&T"), and Tritel, Inc., on behalf of itself and its Affiliates listed on Schedule 2 to the IRSA (individually and collectively, the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the IRSA.

        WHEREAS, AT&T and the Company are party to that certain Intercarrier Roamer Service Agreement, dated as of January 7, 1999, as amended (the "IRSA"), pursuant to which each of AT&T Wireless Services, Inc. ("AT&T Wireless") and the Company made arrangements to facilitate the provision of voice and voice-related mobile wireless radio telephone service to the customers of the other Party, while such customers are using the wireless radio telephone facilities of such Party, and set forth certain roaming charges in respect thereof; and

        WHEREAS, the Company has entered into an Agreement and Plan of Reorganization and Contribution with TeleCorp PCS, Inc. ("TeleCorp") and AT&T, dated as of February 28, 2000, as amended (the "Merger Agreement") pursuant to which, among other things, AT&T Wireless has agreed to amend and update the terms of the IRSA.

        NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1.  Schedule 1. Schedule 1 to the IRSA is hereby deleted in its entirety
            ----------
            and replaced with Schedule 1 attached hereto.

        2.  Severability of Provisions. Any provision of this Amendment which is
            --------------------------
            prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        3.  Agreement to Remain in Full Force and Effect. This Amendment shall
            --------------------------------------------
            be deemed to be an amendment to the IRSA. All references to the IRSA in any other agreements or documents shall on and after the date hereof be deemed to refer to the IRSA as amended hereby. Except as amended hereby, the IRSA shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.
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        4.  Effectiveness of Amendment. This Amendment shall become effective
            --------------------------
            only upon the consummation of the Contribution (as defined in the Merger Agreement).

        5.  Heading. The headings in this Amendment are inserted for convenience
            -------
            and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision thereof.

        6.  Counterparts. This Amendment may be executed in counterparts, each
            ------------
            of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.  Governing Law. This Amendment shall be construed in accordance with
            -------------
            the laws of the State of Washington without reference to the choice of law principles, except as subject to the United States Arbitration Act and the Federal Communications Act, each as amended.

                           [signature page follows]
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Executed as of the date first written above.

                                         AT&T WIRELESS SERVICES, INC.


                                         By /s/ Joseph Stumpf
                                           -----------------------------------
                                         Name: Joseph Stumpf
                                              --------------------------------
                                         Its: Vice President - Acquisitions and
                                             ----------------------------------
                                              Development

                                         TRITEL, INC.

                                         By /s/ Thomas H. Sullivan
                                           ------------------------------------
                                         Name: Thomas H. Sullivan
                                              ---------------------------------
                                         Its: Executive Vice President - Chief
                                             ----------------------------------
                                              Financial Officer and Treasurer

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                                   SCHEDULE 1

                 AT&T Wireless Services, Inc. and its Affiliates
                 -----------------------------------------------